Lease accounting	6 Months Ended
Jun. 30, 2020
Leases [Abstract]
Lease accounting
14	Lease accounting

The Company adopted ASC 842 as of January 1, 2019. As part of the implementation, the Company recognized its lease liabilities, including the current and non-current portions, within its condensed interim consolidated balance sheet as of the adoption date, which represents the present value of the Company’s obligation related to the estimated future lease payments. The Company also recognized a right-of-use (“ROU”) asset which represents the right to use the leased asset over the period of the lease. The ROU asset was calculated as the lease liability less any asset or liability balances that existed at the time of adoption. The amortization expense of ROU assets amounted to US$653 and US$682 for the six months ended June 30, 2019 and 2020, respectively.

The lease term is generally specified in the lease agreement, however certain agreements provide for lease term extensions or early termination options. To determine the period for the estimated future lease payments, the Company evaluates whether it is reasonably certain that it will exercise the option at the commencement date and periodically thereafter. The lease terms of the Company’s operating leases generally range from 12 months to 39 months, and the weighted average remaining lease term is 18 months as of June 30, 2020.

To determine the estimated future lease payments, the Company reviews each of its lease agreements to identify the various payment components. The Company includes only the actual lease components in its determination of future lease payments for all the leases. Once the estimated future lease payments are determined, the Company uses a discount rate to calculate the present value of the future lease payments. As of June 30, 2020, a weighted average discount rate of 7.00% has been applied to the remaining lease payments to calculate the lease liabilities included within the interim condensed consolidated balance sheet. This represents the incremental borrowing rate the Company would be subject to on borrowings from its available revolving debt agreements.

The following table presents the maturity of the Company’s operating lease liabilities as of June 30, 2020:

Remainder of 2020	507
2021	860
Total operating lease payments (undiscounted)	1,367
Less: Imputed interest	(74)
Total operating lease liabilities (discounted)	1,293

14	Lease accounting (Continued)

Lease expense for these leases is recognized on a straight-line basis over the lease term. For short-term leases over which the Company has elected not to apply the recognition requirements of ASC 842, the Company has recognized the lease payments as expenses on a straight-line basis over the lease term. For the six months ended June 30, 2019 and 2020, total lease cost is comprised of the following:

	For the six months ended June 30,
	2019	2020

Operating lease cost relating to the operating lease liabilities	697	741
Operating lease cost relating to short-term leases	483	711
	1,180	1,452

Supplemental cash flow information related to the Company’s operating leases for the periods:

	For the six months ended June 30,
	2019	2020

Cash paid for amounts included in the measurement of operating lease liabilities	697	741
ROU assets obtained in exchange for operating lease liabilities	—	220